UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 10, 2021
(Date of earliest event reported)
Qorvo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7628 Thorndike Road, Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)

(336) 664-1233
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QRVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On August 10, 2021, Qorvo, Inc. (the “Company”) held its Annual Meeting of Stockholders. The stockholders of the Company (i) elected each of the director nominees, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, (iii) voted, on an advisory basis, for a frequency of one year for holding future advisory votes on the compensation of the Company's named executive officers; and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 2, 2022.
The final voting results with respect to each of the four proposals are set forth below.
Proposal 1. To elect the nine directors named in the Company’s proxy statement to serve a one-year term and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

Nominee	Voted For	Withheld	Broker Non-Votes
Ralph G. Quinsey	83,778,645	1,069,847	10,392,288
Robert A. Bruggeworth	84,359,739	488,753	10,392,288
Judy Bruner	83,536,609	1,311,883	10,392,288
Jeffery R. Gardner	82,019,441	2,829,051	10,392,288
John R. Harding	84,305,277	543,215	10,392,288
David H. Y. Ho	84,300,663	547,829	10,392,288
Roderick D. Nelson	79,949,352	4,899,140	10,392,288
Dr. Walden C. Rhines	81,707,578	3,140,914	10,392,288
Susan L. Spradley	82,449,768	2,398,724	10,392,288

Proposal 2. To approve, on an advisory basis, the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
80,061,621	4,672,211	114,660	10,392,288

Proposal 3. To vote, on an advisory basis, on the frequency of future advisory votes on the compensation of the Company's named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
82,988,732	90,824	1,688,331	80,605	10,392,288
The Company has determined that it will continue to include an advisory vote on the compensation of the Company's named executive officers in its proxy materials for each annual meeting of stockholders until the next advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers, which will occur no later than the Company's 2027 Annual Meeting of Stockholders.

Proposal 4. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending April 2, 2022.

For	Against	Abstain
94,688,123	375,968	176,689

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Mark J. Murphy
Mark J. Murphy
Chief Financial Officer

Date:    August 11, 2021